Principal Funds, Inc.
Supplement dated April 29, 2019
to the Statement of Additional Information dated December 31, 2018
(as supplemented on March 1, 2019, March 18, 2019, and March 29, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete item 2, and replace with the following:
2)    has adopted a commodities policy, as follows:

(a)
The Diversified Real Asset and Opportunistic Municipal Funds may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(b)	The remaining Funds may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
Under Fundamental Restrictions, delete item 7(c), and replace with the following:

(c)
The Opportunistic Municipal Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(d)
The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of twelve members, nine of whom are Independent Directors.
Add the following under Interested Directors:
Timothy M. Dunbar. Mr. Dunbar has served as a Director of PFI and PVC and as a Trustee of the Trust since 2019. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.

Add the following to the Interested Directors table:

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Director (since 2019)	Director, PGI (since 2018) President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018) Chair/Executive Vice President, RobustWealth, Inc. (since 2018) Director, Post (since 2018) Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)	131	None
Delete the ownership table entitled “Directors Considered to be ‘Interested Persons’” and replace with the following:

Directors Considered to Be “Interested Persons”

Fund	Beer	Dunbar	Halter
Global Multi-Strategy	E	A	A

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Dunbar	Halter
Blue Chip	B	A	A
Global Multi-Strategy (excess)	C	A	A
Real Estate Debt Income	C	A	A
Total Fund Complex	E	E	E

PURCHASE AND REDEMPTION OF SHARES
Multi-Manager Equity Long/Short
Effective as of the close of the New York Stock Exchange on or about May 31, 2019, the Fund will no longer be available for purchase by new investors, and the 12b-1 Plan for Class A Shares of the Fund will be suspended. Management intends to present a plan of liquidation to the Board of Directors pursuant to which the Fund would redeem its shares at net asset value and discontinue its operations on or about August 16, 2019.

Real Estate Debt Income
Effective as of the close of the New York Stock Exchange on or about May 31, 2019, the Fund will no longer be available for purchase by new investors, and the 12b-1 Plan for Class A Shares of the Fund will be suspended. Management intends to present a plan of liquidation to the Board of Directors pursuant to which the Fund would redeem its shares at net asset value and discontinue its operations on or about August 16, 2019.

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